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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): March 19, 1997


                         AMERICAN PHOENIX GROUP, INC.
                         ----------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER




              DELAWARE                                       13-3768554
              --------                                       ----------
  (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)



  930 East Arques Avenue, Sunnyvale, CA                        94086-4552
  -------------------------------------                        ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


Registrant's telephone number, including area code: (408) 523-8000
                                                    --------------



         ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

        On March 19, 1997, American Phoenix Group, Inc. ("Registrant") filed with the Securities and Exchange Commission a preliminary information statement to advise its stockholders of the approval of a number of corporate actions and to disclose certain developments relating to Registrant. The full text of the Information Statement including all financial statements is set forth in its entirety in Exhibit 1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (c) Exhibits

             (1) Preliminary Information Statement filed on March 19, 1997


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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  March 31, 1997



                                     AMERICAN PHOENIX GROUP, INC.



                                     By: /s/ John Davis
                                         -------------------------------------
                                         Chief Executive Officer





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